EXHIBIT 99.1
SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED SEPTEMBER 5, 2001

                                     C-BASS
                                     [LOGO]

                                  $313,147,000
                                  (APPROXIMATE)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     Seller

                            LITTON LOAN SERVICING LP
                                    Servicer

                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    Depositor

                 C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-CB3

                                   DISCLAIMER
                                   ----------

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB3. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by Credit-Based Asset Servicing Securitization LLC ("C-BASS") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither First Union Securities, Inc., the Seller nor any of their respective affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the Final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the Final Prospectus and Prospectus Supplement as of their publication dates.

                                [OBJECT OMITTED]

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES

TO CALL
----------------- --------------- ---------- --------------- ----------- ---------------- ------------------------------------
                                                                                                    Expected Ratings
                     Expected                                    Expected    Expected         -----------------------------
                   Approximate    Interest       Principal         WAL      Principal
     Class           Size(1)        Type           Type          (yrs)       Window          Fitch      Moody's      S&P
     -----           -------        ----           ----          -----       ------          -----      -------      ---
Class A-IO           $86,000,000    Fixed         (2)           0.79(4)         -            AAA         Aaa          AAA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class A-1A           281,544,000  Floating       Senior         2.37      09/01 - 08/08      AAA         Aaa          AAA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class M-1              9,946,000    Fixed      Mezzanine        4.70      12/04 - 08/08       AA         Aa2          AA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class M-2             11,871,000    Fixed      Mezzanine        4.65      10/04 - 08/08       A           A2           A
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class B-1              9,786,000    Fixed     Subordinate       4.61      09/04 - 08/08      BBB         Baa2         BBB
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class B-2(3)           5,294,000    Fixed     Subordinate       4.11      09/04 - 06/08       BB         Ba2          BB
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------


TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Expected Ratings
                                                                                             ---------------------------
                     Expected                                    Expected    Expected
                   Approximate    Interest       Principal         WAL      Principal
     Class           Size(1)        Type           Type          (yrs)       Window          Fitch      Moody's      S&P
     -----           -------        ----           ----          -----       ------          -----      -------      ---
Class A-IO           $86,000,000    Fixed         (2)           0.79(4)         -            AAA         Aaa          AAA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class A-1A           281,544,000  Floating       Senior         2.61      09/01 - 05/17      AAA         Aaa          AAA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class M-1              9,946,000    Fixed      Mezzanine        5.18      12/04 - 08/13       AA         Aa2          AA
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class M-2             11,871,000    Fixed      Mezzanine        5.06      10/04 - 09/12       A           A2           A
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class B-1              9,786,000    Fixed     Subordinate       4.82      09/04 - 02/11      BBB         Baa2         BBB
----------------- --------------- ---------- --------------- ----------- ---------------- ----------- ----------- ------------
Class B-2(3)           5,294,000    Fixed     Subordinate       4.11      09/04 - 06/08       BB         Ba2          BB
------------------------------------------------------------------------------------------------------------------------------

(1)Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2)The Class A-IO Certificates do not have a principal balance and are not entitled to any principal payments, but will accrue interest at a rate of 2.00% on a notional balance, initially equal to $86,000,000. The Class A-IO Certificates are not entitled to interest after the Distribution date in April 2003.
(3)Not Offered.
(4)Duration.

NOTES
--------------------------------------------------------------------------------
[] After the Optional Termination Date, the margin on the Class A-1A
   Certificates will double.
[] The Class A-1A, Class M-1, Class M-2, Class B-1, and Class B-2 Certificates
   are subject to a maximum rate equal to the Pool Cap as described herein.
[] The Class M-1, Class M-2, Class B-1, and Class B-2 Certificates are not
   expected to receive principal payments until the Distribution Date in September 2004.
--------------------------------------------------------------------------------

PRICING SPEED
--------------------------------------------------------------------------------
Group 1 Mortgage Loans:     22% CPR.

Group 2 Mortgage Loans:     3.5% CPR in the 1st month, and increases by
                            approximately 3.5% in each month thereafter up to
                            and including the 10th month, from the 11th month
                            through the 22nd month a prepayment rate of 35% CPR,
                            from the 23rd month through the 25th month a
                            prepayment rate of 50% CPR, from the 26th month
                            through the 34th month a prepayment rate of 35% CPR,
                            from the 35th month through the 37th month a
                            prepayment rate of 50% CPR, and in the 38th month
                            and each month thereafter, a prepayment rate of 35%
                            CPR.
--------------------------------------------------------------------------------

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your first union securities, inc. Financial advisor immediately. This series term sheet supersedes any previous series term sheet and will be superseded by the information in the prospectus supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CONTACTS: FIRST UNION SECURITIES, INC.

TRADING / SYNDICATE               PHONE                  E-MAIL ADDRESS
-------------------               -----                  --------------
Chris Choka                  (704) 383-8267         chris.choka@funb.com
Mark Adamson                 (704) 383-7727         mark.adamson@funb.com


MORTGAGE FINANCE                  PHONE                  E-MAIL ADDRESS
----------------                  -----                  --------------
Robert Perret                (704) 374-4868         robert.perret@funb.com
Sean Walker                  (704) 374-4398         sean.walker@funb.com
Dane Smith                   (704) 715-8141         dane.smith@funb.com


STRUCTURING                       PHONE                  E-MAIL ADDRESS
----------------                  -----                  --------------
Serkan Erikci                (704) 715-1263         serkan.erikci@funb.com
Jonathan Song                (704) 383-1870         jonathan.song@funb.com

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

TITLE OF SECURITIES:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2001-CB3.

OFFERED CERTIFICATES:         Class A-IO and Class A-1A, (together, the "Senior
                              Certificates"), and the Class M-1, Class M-2, and
                              Class B-1 Certificates (collectively, the "Offered
                              Certificates").

SUBORDINATE CERTIFICATES:     Class M-1, Class M-2, Class B-1, and Class B-2
                              Certificates.

SELLER:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS").

SERVICER:                     Litton Loan Servicing LP, an affiliate of the
                              Seller.

DEPOSITOR:                    Residential Asset Funding Corporation

TRUSTEE:                      JP Morgan Chase

CUSTODIAN:                    BNY Western Trust Company

RATING AGENCIES:              Fitch, Inc. ("Fitch"), Moody's Investors Services,
                              Inc. ("Moody's") and Standard and Poor's Ratings
                              Services ("S&P").

UNDERWRITERS:                 First Union Securities, Inc. (Lead
                              Underwriter).
                              Salomon Smith Barney (Co-Underwriter).

CLOSING DATE:                 On or about September [14], 2001.

DISTRIBUTION DATES:           25th  of each  month,  or if such  day is not a
                              business  day,  the  next  succeeding
                              business day, commencing September 25, 2001.

RECORD Date:                  For the Offered Certificates (other than the Class
                              A-1A Certificates) and the Class B-2 Certificates, the last business day in the month preceding the applicable Distribution Date. For the Class A-1A
                              Certificates, the Record Date is the business day preceding the applicable Distribution Date.

CUT-OFF DATE:                 August 1, 2001

PAYMENT DELAY:                With respect to the Offered Certificates (other
                              than the Class A-1A Certificates) and the Class
                              B-2 Certificates, 24 days and with respect to the A-1A Certificates, 0 days.

DAY COUNT:                    With respect to the Offered Certificates (other
                              than the Class A-1A Certificates) and the Class
                              B-2 Certificates, 30/360 and with respect to the Class A-1A Certificates, Actual/360.

SERVICING FEE:                0.50% per annum

ADMINISTRATIVE FEE:           Servicing Fee, Trustee Fee, and PMI Premium

SPECIAL SERVICING FEE:        $150 for all loans that are 90 or more days
                              delinquent, with the exception of Re-Performing
                              Loans, payable monthly for eighteen consecutive months commencing in the first month after the Cut-off Date in which payments on such mortgage loans are 90 or more days delinquent, unless such mortgage loan becomes less than 90 days delinquent or is liquidated or repurchased. The Special
                              Servicing Fee will be subordinate to cashflows to the Offered Certificates and the Class B-2
                              Certificates.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

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C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

OPTIONAL TERMINATION DATE:    Any Distribution Date on or after which the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off
                              Balance").

DENOMINATION:                 $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:            The Class A-1A Certificates will NOT be SMMEA
                              eligible.

ERISA ELIGIBILITY:            The Senior Certificates may be ERISA eligible.

TAX STATUS:                   The Offered Certficates and the Class B-2
                              Certificates will be treated as REMIC regular interests for Federal income tax purposes. The
                              Class A-1A Certificateholders are also entitled to receive Supplemental Interest.



                                   THE MORTGAGE POOL
                                   -----------------

MORTGAGE POOL:                o  The collateral information presented in this
                                 Series Term Sheet regarding the Mortgage Pool is as of the Cut-off Date.

                              o The Mortgage Pool consists of fixed rate and adjustable-rate, FHA insured, VA guaranteed, FHA uninsured, VA non-guaranteed and conventional closed-end mortgage loans, secured by 1st, 2nd and 3rd lien, level pay and balloon mortgages on primarily 1-4 family properties.

                              o  The Mortgage Pool consists of Performing
                                 Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans. (Please see "Collateral Overview" for additional information.)

                              o THE MORTGAGE POOL HAS BEEN DIVIDED INTO TWO GROUPS (GROUP 1 AND GROUP 2), SOLELY FOR THE PURPOSE OF DESCRIBING THE MORTGAGE POOL.

                              For collateral statistics, please see "Description of the Collateral."

GROUP 1 MORTGAGE LOANS:       Group 1 which is comprised of two sub-groups
                              (Sub-group 1A and Sub-group 1B), consists of 3,855 fixed rate mortgage loans with an aggregate principal balance of approximately $171,993,503 as of the Cut-off Date.

                              SUB-GROUP 1A consists of 117 fixed-rate FHA, VA, FHA Uninsured, and VA Non-guaranteed mortgage loans with an aggregate principal balance of approximately $6,926,268. Sub-group 1A mortgage loans represent approximately 4.03% of the Group 1 Mortgage Loans.

                              SUB-GROUP 1B consists of approximately 3,738 fixed-rate mortgage loans with an aggregate principal balance of approximately $165,067,234. Sub-group 1B mortgage loans represent approximately 95.97% of the Group 1 Mortgage Loans.

GROUP 2 MORTGAGE LOANS:       Group 2 consists of 1,492 adjustable rate mortgage
                              loans with an aggregate principal balance of approximately $148,854,362.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

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C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MONTHLY SERVICER ADVANCES:    ACTUARIAL LOANS
                              ---------------
                              The Servicer is required to advance scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan until such loan becomes an REO, but is not required to make any advance which the Servicer deems to be non-recoverable or with respect to reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors'
                              Civil Relief Act of 1940, as amended (the "Relief
                              Act"). Approximately 90.37% of the mortgage loans are Actuarial Loans.

                              SIMPLE INTEREST LOANS
                              ---------------------
                              The Servicer is NOT required to advance scheduled principal and interest for any Simple Interest Loans. Approximately 9.63% of the mortgage loans are Simple Interest Loans.

COMPENSATING INTEREST:        For any Distribution Date, an amount equal to the
                              interest at the mortgage interest rate for such mortgage loan (the mortgage interest rate) (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month, subject to a cap of 50% of the Servicing Fee earned in such month.

SERVICER OBLIGATIONS          The Servicer will not cover Prepayment  Interest
FOR PREPAYMENT                Shortfall on any mortgage loan that is subject to
INTEREST SHORTFALLS:          the Soldiers' and Sailors' Civil Relief Act of
                              1940, as amended.

COLLECTION PERIOd:            With respect to any Distribution Date means the
                              period from the second day of the calendar month preceding the month in which such Distribution
                              Date occurs through the first day of the month in which such Distribution Date occurs.

PREPAYMENT PERIOD:            With respect to any Distribution Date means the
                              calendar month preceding the month in which such Distribution Date occurs.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS
                             ----------------------
INTEREST ACCRUAL PERIOD:      For any Distribution Date and each class of
                              Offered Certificates (other than the Class A-1A
                              Certificates) and the Class B-2 Certificates will be from and including the first day of each month, commencing August 1, 2001, to and including the last day of such month. With respect to the Offered Certificates (other than the Class A-1A
                              Certificates) and the Class B-2 Certificates, all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve
                              30-day months. With respect to the Class A-1A
                              Certificates, the Interest Accrual Period for any
                              Distribution Date will be the period from the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing Date, to the day prior to the applicable Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest
                              Accrual Period and on a 360-day year.

INTEREST DISTRIBUTIONS:       On each Distribution Date, interest will be
                              remitted in the following order of priority, to the extent available:

                              (i)    Administrative Fees;
                              (ii) concurrently, to the Class A-IO and A-1A Certificates, pro rata, the applicable Accrued Certificate Interest for such Distribution Date;
                              (iii) concurrently, to the Class A-IO and Class A-1A Certificates, pro rata, the applicable Interest Carry Forward Amount for the Class A-IO and Class A-1A Certificates, respectively;
                              (iv) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (v) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (vi) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;
                              (vii) to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and
                              (viii) the amount, if any, remaining after
                                     applications with respect to the priorities set forth above will be used to pay unpaid carry forward interest, realized losses and special servicing fees.

ACCRUED CERTIFICATE INTEREST: For each Class of Offered Certificates and the
                              Class B-2 Certificates and each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of such class of Certificates, minus each Class' Interest Percentage of shortfalls caused by the Relief Act Shortfalls for such Distribution Date.

PASS-THROUGH                  Rate: The pass-through rate for the Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates and each Distribution Date is the lesser of (1) the fixed rate coupon of such Class and (2) the Pool Cap for that Distribution Date.

                              The pass-through rate for the Class A-1A
                              Certificates and each Distribution Date is the lesser of (1) the formula rate and (2) the Pool Cap for that Distribution Date. The formula rate for the Class A-1A Certificates is as follows:

                              Prior to the Optional Termination Date: 1-Month LIBOR plus a margin, which will be set at pricing.

                              After the Optional Termination Date: 1-Month LIBOR plus 2x a margin, which will be set at pricing.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

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C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

INTEREST CARRY FORWARD AMOUNT:For any Class of Certificates and any Distribution
                              Date the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate (x) with respect to the Offered Certificates (other than the Class A-1A Certificates) and the Class B-2 Certificates on the basis of a 360-day year consisting of twelve 30-day months and (y) with respect to the Class A-1A Certificates, on the basis of the actual number of days elapsed since the prior Distribution Date.

SUPPLEMENTAL INTEREST:        Excess interest is generally payable to the
                              holders of certain of the non-offered
                              certificates. This excess interest will only be available to the extent it is not used for other required purposes, including to cover interest shortfalls on the Offered Certificates and the Class B-2 Certificates, or to fund any overcollateralization deficit. These amounts will be available to make payments of "supplemental interest" to the Class A-1A Certificates in an amount equal to any reductions in the amount of interest payable to such holders caused by application of the Pool Cap.

INTEREST REMITTANCE AMOUNT:   As of any Determination Date, the sum, without
                              duplication, of (i) all interest collected or advanced with respect to the related Collection
                              Period on the Mortgage Loans (less Administrative
                              Fees, certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses, (ii) all Compensating
                              Interest paid by the Servicer on such
                              Determination Date with respect to the Mortgage
                              Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Mortgage Loans received during the related Collection Period.

POOL CAP:                     For any Distribution Date will equal the weighted
                              average of the Net Mortgage Interest Rates, weighted on the basis of the Mortgage Loan balances as of the first day of the related
                              Collection Period.

NET MORTGAGE INTEREST RATE:   For each Mortgage Loan is the applicable Mortgage
                              Interest Rate less the sum of (i) the Servicing
                              Fee Rate, (ii) the rate at which the Trustee Fee accrues, (iii) the rate at which the PMI Premium, if any, is calculated, and (iv) the Class A-IO interest for such Distribution Date expressed as a per annum rate.

STEP-UP COUPON:               After the Optional Termination Date, the margin on
                              the Class A-1A Certificates will double.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                PRINCIPAL DISTRIBUTIONS
                                -----------------------

CLASS A-1A PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date before the Stepdown
                              Date or if a Trigger Event is in effect, the Class
                              A-1A Certificates will be entitled to receive the Principal Distribution Amount for such
                              Distribution Date, until the Certificate Principal
                              Balance thereof has been reduced to zero. As of any Distribution Date on or after the Stepdown
                              Date and as long as a Trigger Event is not in effect, the excess of (x) the Certificate
                              Principal Balance of the Class A-1A Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately 75.50% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and (ii) the Pool Balance on the Cut-off Date.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date on or after the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i)
                              Certificate Principal Balance of the Class A-1A
                              Certificates (after taking into account the payment of the Class A-1A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.70% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance on the Cut-off Date.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date on or after the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class
                              A-1A Certificates (after taking into account the payment of the Class A-1A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.10% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance on the Cut-off Date.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date on or after the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class
                              A-1A Certificates (after taking into account the payment of the Class A-1A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.20% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance on the Cut-off Date.


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date on or after the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class
                              A-1A Certificates (after taking into account the payment of the Class A-1A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), and (v) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.50% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance on the Cut-off Date.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:          As of any Distribution Date, the lesser of (x)
                              interest collections net of Administrative Fees and current interest and any interest carry forward amount on the senior and subordinated certificates for such Distribution Date and (y) the Overcollateralization Deficiency for such
                              Distribution Date.

PRINCIPAL DISTRIBUTION
AMOUNT: As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:  With respect to any Distribution Date, to the extent of funds available therefor as described herein, the amount equal to the sum (less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses), without duplication, with respect to the Mortgage Loans and the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the Servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the Servicer during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the Purchase Price allocable to principal of all repurchased defective mortgage loans with respect to such Prepayment Period and (v) any substitution adjustments received on or prior to the previous Determination Date and not yet distributed, and
                              (vi) on the Distribution Date on which the Trust is to be terminated, that portion of the termination price in respect of principal.

STEPDOWN DATE:                The later to occur of (x) the earlier to occur of
                              (A) the Distribution Date in September 2004 and
                              (B) the Distribution Date on which the aggregate
                              Certificate Principal Balance of the Class A-1A
                              Certificates is reduced to zero, and (y) the first
                              Distribution Date on which the Senior Enhancement
                              Percentage is greater than or equal to the Senior
                              Specified Enhancement Percentage.

SENIOR ENHANCEMENT
PERCENTAGE:                   For any Distribution Date is the percentage
                              obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the
                              Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution
                              Date by (y) the Pool Balance as of the last day of the related Collection Period.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

SENIOR SPECIFIED ENHANCEMENT
PERCENTAGE:                   On any date of determination thereof means
                              approximately 24.50%.

TRIGGER EVENT:                On a Distribution Date if (i) the six-month
                              rolling average of 60+ Day Delinquent Loans equals or exceeds 45% of the Senior Enhancement
                              Percentage; provided, that if the Certificate
                              Principal Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of 60+
                              Day Delinquent Loans equals or exceeds 20% or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial
                              Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution
                              Date.

                                    DISTRIBUTION DATE PERCENTAGE             PERCENTAGE
                                    ----------------------------             ----------
                              September 25, 2004 to August 25, 2005           3.00%
                              September 25, 2005 to August 25, 2006           3.75%
                              September 25, 2006 to August 25, 2007           4.25%
                              September 25, 2007 and thereafter               4.75%

60+ DAY DELINQUENT LOAN:      Each Mortgage Loan with respect to which any
                              portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date. Any Mortgage Loan which, on a
                              3-month rolling average basis, has made its scheduled principal and interest payments will not be considered to be a 60+ Day Delinquent Loan, except for any such Mortgage Loans which exceed the percentage specified in the immediately following paragraph.

RE-PERFORMING 60+ DAY
DELINQUENT LOAN:              Each Mortgage Loan with respect to which, as of
                              any date of determination, (x) any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and (y) with respect to which the mortgagor has made three Monthly Payments within the three calendar months preceding such date of determination. To the extent that, as of any date of determination, more than 25% of the Mortgage
                              Loans (measured by aggregate principal balance) are Re-Performing 60+ Day Delinquent Loans, the
                              Re-Performing 60+ Day Delinquent Loans
                              constituting such excess shall be deemed to be 60+
                              Day Delinquent Loans.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE
                -------------------------------------------------


CREDIT ENHANCEMENT:           Credit Enhancement will be provided by
                              subordination, monthly excess cashflow and overcollateralization.

                              INITIAL CREDIT SUPPORT*     AFTER STEPDOWN DATE*

                              CLASS       PERCENTAGE      PERCENTAGE     CLASS
                              -----       ----------      ----------     -----
                              A-1A          12.25%          A-1A         24.50%
                              M-1            9.15%          M-1          18.30%
                              M-2            5.45%          M-2          10.90%
                              B-1            2.40%          B-1           4.80%
                              B-2            0.75%          B-2           1.50%

                              *Approximate.

OVERCOLLATERALIZATION AMOUNT: As of any Distribution Date the excess, if any, of
                              (x) the balance of the Mortgage Pool as of the last day of the immediately preceding Collection Period over (y) the aggregate principal balance of all classes of Offered Certificates, excluding the Class A-IO Certificates and including the Class B-2 Certificates (after taking into account all distributions of principal on such Distribution
                              Date).

OVERCOLLATERALIZATION
DEFICIENCY:                   As of any Distribution Date, the excess, if any,
                              of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                              Date, calculated for this purpose after taking into account the reduction on such Distribution
                              Date of the Certificate Principal Balances of all classes of Offered Certificates, excluding the Class A-IO Certificates and including the Class
                              B-2 Certificates, resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on such
                              Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

OVERCOLLATERALIZATION
RELEASE AMOUNT:               With respect to any Distribution Date on or after
                              the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal
                              Remittance Amount for such Distribution Date and
                              (y) the excess, if any, of (i) the
                              Overcollateralization Amount for such Distribution
                              Date, assuming that 100% of the Principal
                              Remittance Amount is applied as a principal payment on the Certificates on such Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release
                              Amount will be zero.

TARGETED
OVERCOLLATERALIZATION
AMOUNT: As of any Distribution Date, (x) prior to the Stepdown Date, approximately 0.75% of the initial balance of the Mortgage Loans and (y) on and after the Stepdown Date, the lesser of (i) approximately 0.75% of the initial balance of the Mortgage Loans and (ii) the greater of (A) approximately 1.50% of the balance of the Mortgage Loans as of the last day of the related Collection Period and (B) approximately 0.50% of the initial balance of the Mortgage Loans.

SUBORDINATION:                If the Overcollateralization Amount is
                              insufficient to cover losses on any Mortgage
                              Loans, those losses will be applied in reduction of the principal balances of the Subordinate
                              Certificates, in reverse order of seniority.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:         The Trust may realize losses on the mortgage loans
                              if the proceeds from the liquidation of a mortgage loan are less than the principal balance and accrued interest on such mortgage loan, if a bankruptcy court were to reduce the loan balance or if the servicer were to reduce the loan balance in connection with a modification thereof.
                              Realized losses will be applied first to reduce the excess interest and overcollateralization amount (which is represented by a certain class of non-offered certificates), then to the
                              Certificates in reverse order of seniority: Class
                              B-2, Class B-1, Class M-2, Class M-1 and then
                              Class A-1A. Realized losses which are special hazard losses (generally losses that result from natural disasters and other hazards that are not covered by insurance) will be allocated as described above, except that if such loss exceeds a level to be specified in the prospectus supplement, they will be allocated among all the outstanding Classes of Certificates on a pro-rata basis.

                               COLLATERAL OVERVIEW
                               -------------------

The Mortgage Pool will consist of two loan groups, Loan Group 1 and Loan Group
2. Loan Group 1 will consist of two Sub-groups (Sub-group 1A and Sub-group 1B). The mortgage loans in Sub-group 1A are fixed rate, FHA insured, VA guaranteed, FHA uninsured, VA non-guaranteed and first lien mortgage loans. The mortgage loans in Sub-group 1B are fixed rate, mostly one- to four-family, first, second and third lien mortgage loans. The mortgage loans in Loan Group 2 are adjustable rate, mostly one- to four-family, first lien mortgage loans. Sub-group 1A, Sub-group 1B and Loan Group 2 consist of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans. The Mortgage Loan Pool has been divided into groups, but solely for the purpose of describing the Mortgage Pool.

PERFORMING MORTGAGE LOANS
-------------------------
A "Performing Mortgage Loan" is a mortgage loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 or more days Delinquent.

A mortgage loan is "Delinquent," if the scheduled monthly payment of principal and interest on such mortgage loan which is payable by the related mortgagor under the related mortgage note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such mortgage loan. Thus, a mortgage loan for which the mortgagor failed to make the monthly payment on July 1, 2001 will be reported as Delinquent as of the close of business on August 2, 2001 if the payment is not made by the close of business on August 1, 2001.

SUB-PERFORMING MORTGAGE LOAN
----------------------------
A "Sub-Performing Mortgage Loan" is a mortgage loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

                  (i) "Forbearance Plan Mortgage Loan" is a mortgage loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such mortgage loan to the extent remaining outstanding as of the Cut-off Date.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                  (ii) "Bankruptcy Plan Mortgage Loan" is a mortgage loan in which the related mortgagor defaulted and, after default, became the subject of a case under either Chapter 7 or 13 of the United States Bankruptcy Code, and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan; provided that, certain Chapter 7 loans were not reaffirmed by the related bankruptcy court. Such mortgage loans are non-recourse to the borrower, but in order to prevent foreclosure, the borrower must continue to make Regular Scheduled Payments thereon.

RE-PERFORMING MORTGAGE LOAN
---------------------------
A "Re-Performing Mortgage Loan" is a mortgage loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "Re-Performance Test"):

                  (i) the mortgagor has made at least three aggregate Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to May 1, 2001), or

                  (ii) the mortgagor has made at least four aggregate regular scheduled payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to April 1, 2001), or

                  (iii) the mortgagor has made at least five aggregate regular scheduled payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to March 1, 2001).

ARREARAGE
---------
With respect to certain Delinquent mortgage loans, the total amount of Scheduled Monthly Payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such mortgage loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage will not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Delinquent mortgage loans and make advances of delinquent payments of principal and interest on Delinquent mortgage loans (other than Simple Interest Mortgage Loans or REO properties), each to the extent such advances are deemed recoverable, until such mortgage loans become current or an REO property.

FHA MORTGAGE LOANS
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS
-----------------
The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
-------------------------------------------------------------------------------

FHA UNINSURED MORTGAGE LOANS
----------------------------
The FHA Uninsured Mortgage Loans were originated using FHA documents, but for various reasons, are not covered by FHA insurance. The Seller acquired the FHA Uninsured Mortgage Loans without FHA insurance in effect.

VA NON-GUARANTEED MORTGAGE LOANS
--------------------------------
The VA Non-guaranteed Mortgage Loans were originated using VA documents, but for various reasons, are not covered by a VA guarantee. The Seller acquired the VA Non-guaranteed Mortgage Loans without a VA guarantee in effect.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

                     LOAN GROUP 1 (FIXED RATE) - 3,855 LOANS

------------------------------------------------------------------------------------------------------------------------------------
  Aggregate Current Principal Balance:                   $171,993,502.79     % FHA Uninsured Mortgage Loans:               0.63%
  Range of Current Principal Balances:             $833.40 - $528,105.86     % VA Non-Guaranteed Mortgage Loans:           0.07%
  Average Current Principal Balance:                          $44,615.69     % Subprime Mortgage Loans:                   87.42%
  Range of Original Principal Balances:          $1,350.00 - $530,000.00     % Performing Mortgage Loans:                 87.81%
  Average Original Principal Balance:                         $46,563.41     % Sub-Performing Mortgage Loans:              8.04%
  Range of Gross Mortgage Interest Rates:               5.000% - 18.750%            % Sub-Performing in Forbearance:       0.03%
  WA Gross Mortgage Interest Rate:                               10.776%            % Sub-Performing in Bankruptcy:        1.31%
  WA Net Mortgage Interest Rate:                                 10.022%     % Re-Performing Mortgage Loans:               4.15%
  WA CLTV Ratio:                                                  83.11%            % Re-Performing in Forbearance:        0.99%
  WA Remaining Term to Stated Maturity:                       252 Months            % Re-Performing in Bankruptcy:         2.74%
  WA Original Term to Maturity:                               282 Months     % Delinquent Mortgage Loans:                  8.04%
  % Second and Third Lien Mortgage Loans:                         18.61%            % 30 to 59 Days Delinquent:            8.04%
  % Balloon Mortgage Loans:                                       14.54%            % 60 to 89 Days Delinquent:            0.00%
  % Simple Interest Mortgage Loans:                               17.76%     Geographic Concentration (In Excess of 5.00%)
  % of Mortgage Loans with Prepayment Penalties:                  40.85%       California                                 14.59%
  % of Mortgage Loans with Primary Mortgage Insurance:            27.20%       Texas                                       6.90%
  % Owner-Financed Mortgage Loans:                                 2.23%       Florida                                     6.37%
  % FHA Mortgage Loans:                                            2.67%     Maximum Zip Code Concentration (70124):       0.31%
  % VA Mortgage Loans:                                             0.65%

------------------------------------------------------------------------------------------------------------------------------------


                            LOAN GROUP 1A (FIXED RATE - FHA/VA/FHA UNINSURED/VA NON-GUARANTEED) - 117 LOANS

------------------------------------------------------------------------------------------------------------------------------------
  Aggregate Current Principal Balance:                   $6,926,268.40      % Subprime Mortgage Loans:                    0.00%
  Range of Current Principal Balances:         $4,590.29 - $206,793.08      % Performing Mortgage Loans:                 50.78%
  Average Current Principal Balance:                        $59,198.88      % Sub-Performing Mortgage Loans:              3.98%
  Range of Original Principal Balances:       $13,550.00 - $213,642.28     % Sub-Performing in Forbearance:               0.00%
  Average Original Principal Balance:                       $65,587.19              % Sub-Performing in Bankruptcy:       0.00%
  Range of Gross Mortgage Interest Rates:             5.950% - 12.000%      % Re-Performing Mortgage Loans:              45.24%
  WA Gross Mortgage Interest Rate:                              8.703%              % Re-Performing in Forbearance:      10.36%
  WA Net Mortgage Interest Rate:                                8.203%              % Re-Performing in Bankruptcy:       26.40%
  WA CLTV Ratio:                                               100.26%      % Delinquent Mortgage Loans:                  3.98%
  WA Remaining Term to Stated Maturity:                     273 Months              % 30 to 59 Days Delinquent:           3.98%
  WA Original Term to Maturity:                             358 Months              % 60 to 89 Days Delinquent:           0.00%
  % Second or Third Lien Mortgage Loans:                         0.00%      Geographic Concentration (In Excess of 5.00%):
  % Balloon Mortgage Loans:                                      0.00%        California                                 12.90%
  % Simple Interest Mortgage Loans:                              0.00%        Florida                                    10.01%
  % of Mortgage Loans with Prepayment Penalties:                 0.00%        Texas                                       8.61%
  % of Mortgage Loans with Primary Mortgage Insurance:           0.00%        Arkansas                                    8.27%
  % Owner-Financed Mortgage Loans:                               0.00%        Georgia                                     7.07%
  % FHA Mortgage Loans:                                         66.41%        Tennessee                                   6.39%
  % VA Mortgage Loans:                                          16.22%        Maryland                                    6.23%
  % FHA Uninsured Mortgage Loans:                               15.58%        Missouri                                    5.45%
  % VA Non-Guaranteed Mortgage Loans:                            1.79%      Maximum Zip Code Concentration (08857):       2.99%

------------------------------------------------------------------------------------------------------------------------------------

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                         LOAN GROUP 1B (FIXED RATE - NON FHA/VA) - 3,738 LOANS

------------------------------------------------------------------------------------------------------------------------------------
  Aggregate Current Principal Balance:                 $165,067,234.39      % FHA Uninsured Mortgage Loans:               0.00%
  Range of Current Principal Balances:           $833.40 - $528,105.86      % VA Non-Guaranteed Mortgage Loans:           0.00%
  Average Current Principal Balance:                        $44,159.24      % Subprime Mortgage Loans:                   91.09%
  Range of Original Principal Balances:        $1,350.00 - $530,000.00      % Performing Mortgage Loans:                 89.37%
  Average Original Principal Balance:                       $45,967.96      % Sub-Performing Mortgage Loans:              8.21%
  Range of Gross Mortgage Interest Rates:             5.000% - 18.750%             % Sub-Performing in Forbearance:       0.03%
  WA Gross Mortgage Interest Rate:                             10.863%             % Sub-Performing in Bankruptcy:        1.37%
  WA Net Mortgage Interest Rate:                               10.099%      % Re-Performing Mortgage Loans:               2.42%
  WA CLTV Ratio:                                                82.39%             % Re-Performing in Forbearance:        0.59%
  WA Remaining Term to Stated Maturity:                     251 Months             % Re-Performing in Bankruptcy:         1.75%
  WA Original Term to Maturity:                             279 Months      % Delinquent Mortgage Loans:                  8.21%
  % Second or Third Lien Mortgage Loans:                        19.39%             % 30 to 59 Days Delinquent:            8.21%
  % Balloon Mortgage Loans:                                     15.15%             % 60 to 89 Days Delinquent:            0.00%
  % Simple Interest Mortgage Loans:                             18.51%      Geographic Concentration (In Excess of 5.00%)
  % of Mortgage Loans with Prepayment Penalties:                42.56%        California                                 14.66%
  % of Mortgage Loans with Primary Mortgage Insurance:          28.34%        Texas                                       6.83%
  % Owner-Financed Mortgage Loans:                               2.32%        Florida                                     6.21%
  % FHA Mortgage Loans:                                          0.00%      Maximum Zip Code Concentration (70124)        0.32%
  % VA Mortgage Loans:                                           0.00%

------------------------------------------------------------------------------------------------------------------------------------

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  LOAN GROUP 1
                                  ------------

                            CURRENT PRINCIPAL BALANCE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
CURRENT PRINCIPAL BALANCE ($)                       LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
     0.01 -   50,000.00                                  2,687            $67,667,070.03                           39.34%

50,000.01 -  100,000.00                                    852             58,787,764.92                            34.18

100,000.01 - 150,000.00                                    236             28,005,805.38                            16.28

150,000.01 - 200,000.00                                     51              8,665,677.28                             5.04

200,000.01 - 250,000.00                                     10              2,185,518.55                             1.27

250,000.01 - 300,000.00                                      6              1,660,159.35                             0.97

300,000.01 - 350,000.00                                      6              1,868,919.76                             1.09

350,000.01 - 400,000.00                                      2                776,048.49                             0.45

400,000.01 - 450,000.00                                      2                862,982.79                             0.50

450,000.01 - 500,000.00                                      1                481,558.24                             0.28

500,000.01 - 550,000.00                                      2              1,031,998.00                             0.60

-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                    3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                      CURRENT GROSS MORTGAGE INTEREST RATE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
CURRENT GROSS                                    OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
MORTGAGE INTEREST RATE (%)                          LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
   4.501 -  5.000                                           2               $298,956.06                            0.17%

   5.501 -  6.000                                           5                298,656.84                             0.17

   6.001 -  6.500                                           7                456,729.77                             0.27

   6.501 -  7.000                                          41              3,376,743.66                             1.96

   7.001 -  7.500                                          72              5,076,049.32                             2.95

   7.501 -  8.000                                         142             10,097,387.45                             5.87

   8.001 -  8.500                                         135             10,200,992.04                             5.93

   8.501 -  9.000                                         139              9,539,273.63                             5.55

   9.001 -  9.500                                         124              8,833,580.79                             5.14

   9.501 - 10.000                                         258             14,405,639.72                             8.38

  10.001 - 10.500                                         232             13,207,235.53                             7.68

  10.501 - 11.000                                         386             21,355,001.57                            12.42

  11.001 - 11.500                                         346             14,475,459.11                             8.42

  11.501 - 12.000                                         476             18,918,726.87                            11.00

  12.001 - 12.500                                         289             11,033,681.66                             6.42

  12.501 - 13.000                                         309             10,055,715.58                             5.85

  13.001 - 13.500                                         141              3,462,237.15                             2.01

  13.501 - 14.000                                         322              7,260,520.30                             4.22

  14.001 - 14.500                                         107              2,719,556.47                             1.58

  14.501 - 15.000                                         154              3,466,318.63                             2.02

  15.001 - 15.500                                          75              1,768,036.26                             1.03

  15.501 - 16.000                                          84              1,489,454.59                             0.87

  16.001 - 16.500                                           5                129,524.73                             0.08

  16.501 - 17.000                                           2                 34,413.46                             0.02

  17.501 - 18.000                                           1                 13,696.08                             0.01

  18.501 - 19.000                                           1                 19,915.52                             0.01

-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
-------------------------------------------------------------------------------

                               ORIGINAL CLTV RATIO

                                                                        AGGREGATE               % OF AGGREGATE GROUP 1
                                                    NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE         OUTSTANDING AS OF             OUTSTANDING AS OF
ORIGINAL CLTV RATIO (%)                             LOANS            THE CUT-OFF DATE               THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
    .001 -  10.000                                           2                 $5,084.70                            0.00%
  10.001 -  20.000                                          20                296,337.79                             0.17
  20.001 -  30.000                                          49                924,173.02                             0.54
  30.001 -  40.000                                          69              1,699,949.76                             0.99
  40.001 -  50.000                                         106              3,106,477.56                             1.81
  50.001 -  60.000                                         153              6,199,421.88                             3.60
  60.001 -  70.000                                         366             17,914,032.66                            10.42
  70.001 -  80.000                                         725             36,876,616.21                            21.44
  80.001 -  90.000                                       1,081             58,522,337.70                            34.03
  90.001 - 100.000                                         928             34,299,310.63                            19.94
 100.001 - 110.000                                         328             10,653,073.31                             6.19
 110.001 - 120.000                                          21              1,126,150.48                             0.65
 120.001 - 130.000                                           6                353,227.83                             0.21
 130.001 - 140.000                                           1                 17,309.26                             0.01
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                    3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

                                               REMAINING TERM TO MATURITY

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
REMAINING TERM TO MATURITY (MONTHS)                 LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
  1 -  60                                                 104               $984,590.01                            0.57%
 61 - 120                                                 438              9,297,382.54                             5.41
121 - 180                                               1,102             44,492,174.16                            25.87
181 - 240                                                 704             22,367,878.45                            13.01
241 - 300                                                 602             29,377,784.64                            17.08
301 - 360                                                 902             65,014,766.53                            37.80
421 - 480                                                   3                458,926.46                             0.27
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
PROPERTY TYPE                                       LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Single Family Residence                                 3,322           $144,897,618.61                           84.25%
Manufactured Housing                                      203              8,335,333.42                             4.85
PUD                                                        92              5,644,377.13                             3.28
2 Family                                                   65              4,101,038.45                             2.38
Condo                                                      71              2,780,141.36                             1.62
2-4 Family                                                 49              2,445,018.74                             1.42
4 Family                                                   10                978,963.13                             0.57
Townhouse                                                  17                866,158.11                             0.50
Multi-Family                                                7                827,250.44                             0.48
3 Family                                                   10                653,400.50                             0.38
Mixed Use                                                   1                 72,098.97                             0.04
Other                                                       8                392,103.93                             0.23
-------------------------------------------     --------------     ---------------------     ----------------------------
Total                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

                                OCCUPANCY STATUS

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
OCCUPANCY STATUS                                    LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Primary                                                 3,603           $158,826,722.45                           92.34%
Investment                                                227             11,571,935.12                             6.73
Secondary                                                  25              1,594,845.22                             0.93
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================


                                  LOAN PURPOSE

                                                                      AGGREGATE              % OF AGGREGATE GROUP 1
                                                  NUMBER          PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                  OF MORTGAGE     OUTSTANDING AS OF             OUTSTANDING AS OF
LOAN PURPOSE                                       LOANS           THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     ------------     ---------------------     ----------------------------
Refinance - Cashout                                   1,171            $56,132,732.13                           32.64%
Refinance - Rate Term                                   845             55,047,787.37                            32.01
Purchase                                                682             37,524,952.09                            21.82
Construction                                          1,157             23,288,031.20                            13.54
-------------------------------------------     ------------     ---------------------     ----------------------------
Total                                                 3,855           $171,993,502.79                          100.00%
                                                ============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               DOCUMENTATION TYPE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
DOCUMENTATION TYPE                                  LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Full                                                    3,277           $137,560,411.94                           79.98%
No Documentation                                          216             10,118,018.12                             5.88
Alternate                                                 149              8,637,723.75                             5.02
Stated Documentation                                       77              5,313,114.85                             3.09
Streamlined                                                56              4,872,384.95                             2.83
Limited                                                    66              4,516,196.89                             2.63
Missing                                                    14                975,652.29                             0.57
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================


                               DELINQUENCY STATUS

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
DELINQUENCY STATUS                                  LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Performing                                              3,370           $151,030,905.20                           87.81%
30 Days Past Due                                          382             13,827,831.48                             8.04
Re-Performing                                             103              7,134,766.11                             4.15
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   ORIGINATOR

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
ORIGINATOR                                          LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
First Union                                             3,064           $118,845,966.48                           69.10%
Amresco                                                   202             15,207,635.93                             8.84
South Plains                                              231             10,662,827.13                             6.20
First Greensboro                                           62              5,003,502.04                             2.91
Regins Mortgage                                            82              4,463,488.22                             2.60
Ocwen                                                      24              1,915,586.96                             1.11
Mellon Bank                                                30              1,847,101.64                             1.07
Long Beach                                                 16              1,435,425.14                             0.83
Dime                                                       13              1,297,709.44                             0.75
Mortgage Express                                           17              1,224,547.88                             0.71
First Horizon                                               5              1,190,477.36                             0.69
Nations Bank                                               18              1,141,641.63                             0.66
Unknown                                                     8                899,303.47                             0.52
Goodrich & Pennington                                       6                760,187.11                             0.44
Homelender                                                  5                656,188.33                             0.38
Source One                                                  9                639,806.27                             0.37
Lehman                                                      4                624,650.53                             0.36
Laguna Capitol                                              9                549,249.86                             0.32
General Electric                                            4                408,227.26                             0.24
First Plus                                                  9                297,753.77                             0.17
Walsh                                                       3                280,698.86                             0.16
Equicredit                                                  3                264,931.32                             0.15
Decision One                                                2                219,381.64                             0.13
Life Bank                                                   5                212,519.12                             0.12
New Century                                                 2                193,317.59                             0.11
Accredited                                                  1                191,350.74                             0.11
Crown Bank                                                  1                186,807.01                             0.11
Aames                                                       1                183,061.94                             0.11
Merrill Lynch                                               2                179,375.75                             0.10
Prudential                                                  2                172,170.51                             0.10
Matrix Bank                                                 3                143,328.04                             0.08
Associates                                                  2                125,075.05                             0.07
IMC                                                         2                124,756.42                             0.07
RBMG                                                        1                 77,980.72                             0.05
Household Bank                                              1                 66,467.11                             0.04
OnCall                                                      1                 64,910.80                             0.04
Conti                                                       1                 64,657.05                             0.04
Bank United                                                 1                 60,468.59                             0.04
FT Mortgage                                                 1                 47,703.12                             0.03
Aegis                                                       1                 31,780.24                             0.02
Impac                                                       1                 31,484.72                             0.02
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

TThis page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                                        AGGREGATE              % OF AGGREGATE GROUP 1
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
GEOGRAPHIC DISTRIBUTION                             LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
California                                                496            $25,087,341.02                           14.59%
Texas                                                     318             11,865,547.29                             6.90
Florida                                                   230             10,949,420.76                             6.37
Pennsylvania                                              182              7,517,812.30                             4.37
Michigan                                                  151              6,946,061.09                             4.04
North Carolina                                            142              6,298,148.87                             3.66
Ohio                                                      153              6,178,557.59                             3.59
Georgia                                                   142              6,142,450.90                             3.57
New York                                                  131              6,120,140.58                             3.56
Illinois                                                  150              6,050,163.84                             3.52
Virginia                                                  103              5,618,732.11                             3.27
Tennessee                                                 102              4,757,197.56                             2.77
South Carolina                                             95              4,504,064.04                             2.62
Washington                                                 86              4,440,322.11                             2.58
Indiana                                                   111              4,409,538.50                             2.56
Maryland                                                   81              4,240,113.00                             2.47
Missouri                                                  119              4,161,898.45                             2.42
Arizona                                                    88              3,661,755.59                             2.13
Louisiana                                                  77              3,621,611.71                             2.11
New Jersey                                                 61              3,240,078.44                             1.88
Mississippi                                                71              2,817,578.05                             1.64
Oregon                                                     43              2,634,740.72                             1.53
Arkansas                                                   57              2,556,839.26                             1.49
Colorado                                                   53              2,512,348.25                             1.46
Oklahoma                                                   78              2,344,291.98                             1.36
Wisconsin                                                  45              2,084,978.73                             1.21
Kentucky                                                   50              2,018,124.87                             1.17
Massachusetts                                              29              1,935,997.66                             1.13
Utah                                                       23              1,933,095.29                             1.12
Nevada                                                     51              1,932,291.66                             1.12
Minnesota                                                  41              1,744,057.19                             1.01
Kansas                                                     47              1,669,247.01                             0.97
New Mexico                                                 30              1,320,598.50                             0.77
Alabama                                                    30              1,230,590.44                             0.72
Iowa                                                       37              1,123,821.85                             0.65
West Virginia                                              28              1,114,987.99                             0.65
Maine                                                      18                876,304.64                             0.51
Idaho                                                      18                764,578.58                             0.44
Connecticut                                                18                668,284.89                             0.39
District of Columbia                                        9                608,721.42                             0.35
Nebraska                                                   16                402,329.13                             0.23
Rhode Island                                                4                345,864.59                             0.20
Delaware                                                    9                313,339.10                             0.18
Alaska                                                      3                215,877.05                             0.13
Montana                                                     5                211,281.47                             0.12
New Hampshire                                               6                194,172.90                             0.11
South Dakota                                                6                185,626.30                             0.11
Vermont                                                     6                172,598.03                             0.10
Hawaii                                                      2                149,144.47                             0.09
Wyoming                                                     3                 70,342.57                             0.04
North Dakota                                                1                 30,492.45                             0.02
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   3,855           $171,993,502.79                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

                  LOAN GROUP 2 (ADJUSTABLE RATE) - 1,492 LOANS

-----------------------------------------------------------------------------------------------------------------------
  Aggregate Current Principal Balance:               $148,854,361.87   Geographic Concentration (In Excess of 5.00%):
  Range of Current Principal Balances:       $4,268.04 - $507,985.55    California                                      26.30%
  Average Current Principal Balance:                      $99,768.34     Florida                                         6.72%
  Range of Original Principal Balances:     $10,000.00 - $520,000.00     Illinois                                        5.43%
  Average Original Principal Balance:                    $101,844.93    Maximum Zip Code Concentration (85255):          0.67%
  Range of Gross Mortgage Interest Rates:           6.000% - 15.600%    Index:
  WA Gross Mortgage Interest Rate:                           10.542%     6M LIBOR:                                      86.11%
  WA Net Mortgage Interest Rate:                              9.622%     1 Year Treasury:                               11.22%
  WA CLTV Ratio:                                              77.55%     Other:                                          2.66%
  WA Remaining Term to Stated Maturity:                   332 Months    Gross Mortgage Interest Rate
                                                                        By Index
  WA Original Term to Maturity:                           359 Months     6M LIBOR:                                      10.88%
  % Second or Third Lien Mortgage Loans:                       0.00%     1Year Treasury:                                 8.49%
  % Balloon Mortgage Loans:                                    0.13%     Other:                                          8.32%
  % Simple Interest Mortgage Loans:                            0.23%    Gross Margin By Index 6M LIBOR:                  6.44%
  % of Mortgage Loans with Prepayment Penalties:              59.94%     1 Year Treasury:                                3.09%
  % of Mortgage Loans with Primary Mortgage Insurance:        49.68%     Other:                                          3.15%
  % Owner-Financed Mortgage Loans:                             0.13%    Range of Gross Margins:                0.000% - 10.189%
  % FHA Mortgage Loans:                                        0.25%    WA Gross Margin:                                 5.981%
  % VA Mortgage Loans:                                         0.00%    Range of Maximum Mortgage
  % FHA Uninsured Mortgage Loans:                              0.34%    Interest Rates:                        9.950% - 21.600%
                                                                        WA Maximum Mortgage Interest Rate:              16.104%
  % VA Non-Guaranteed Mortgage Loans:                          0.00%    Range of Minimum Mortgage
  % Subprime Mortgage Loans:                                  95.65%    Interest Rates:                        1.000% - 15.600%
                                                                        WA Minimum Mortgage Interest Rate:               8.730%
  % Performing Mortgage Loans:                                93.03%    Range of Initial Rate
  % Sub-Performing Mortgage Loans:                             5.14%    Adjustment Caps:                        1.000% - 7.550%
                                                                        WA Initial Rate Adjustment Cap:                  2.107%
            % Sub-Performing in Forbearance:                   0.21%    Range of Periodic Rate
            % Sub-Performing in Bankruptcy:                    0.95%    Adjustment Caps:                        1.000% - 7.500%
                                                                        WA Periodic Rate Adjustment Cap:                 1.243%
  % Re-Performing Mortgage Loans:                              1.82%    Range of Months to Next
            % Re-Performing in Forbearance:                    0.47%    Rate Adjustment:                                 1 - 76
                                                                        WA Months to Next Rate Adjustment:                   18
            % Re-Performing in Bankruptcy:                     1.02%    WA Rate Adjustment Frequency:                  7 Months
  % Delinquent Mortgage Loans:                                 5.14%
            % 30 to 59 Days Delinquent:                        5.14%
            % 60 to 89 Days Delinquent:                        0.00%

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  LOAN GROUP 2
                                  ------------

                            CURRENT PRINCIPAL BALANCE


                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
CURRENT PRINCIPAL BALANCE ($)                       LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
      0.01 -  50,000.00                                   394            $14,385,918.99                            9.66%
 50,000.01 - 100,000.00                                   602             43,057,253.87                            28.93
100,000.01 - 150,000.00                                   253             30,393,872.76                            20.42
150,000.01 - 200,000.00                                    98             16,829,246.52                            11.31
200,000.01 - 250,000.00                                    44              9,821,429.46                             6.60
250,000.01 - 300,000.00                                    44             12,185,124.81                             8.19
300,000.01 - 350,000.00                                    18              5,812,726.99                             3.90
350,000.01 - 400,000.00                                    19              7,196,983.37                             4.83
400,000.01 - 450,000.00                                     7              2,978,897.82                             2.00
450,000.01 - 500,000.00                                    12              5,684,921.73                             3.82
500,000.01 - 550,000.00                                     1                507,985.55                             0.34
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================




                      CURRENT GROSS MORTGAGE INTEREST RATE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
CURRENT GROSS                                    OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
MORTGAGE INTEREST RATE (%)                          LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
  5.501 -   6.000                                           1               $386,884.60                            0.26%
  6.501 -   7.000                                           3                764,228.78                             0.51
  7.001 -   7.500                                          15              2,335,678.05                             1.57
  7.501 -   8.000                                          23              4,251,984.23                             2.86
  8.001 -   8.500                                          36              6,914,613.50                             4.65
  8.501 -   9.000                                          82             11,692,321.37                             7.85
  9.001 -   9.500                                          94             11,675,115.38                             7.84
  9.501 -  10.000                                         208             21,695,698.11                            14.58
 10.001 -  10.500                                         186             18,246,755.69                            12.26
 10.501 -  11.000                                         211             19,218,079.64                            12.91
 11.001 -  11.500                                         130             11,534,331.77                             7.75
 11.501 -  12.000                                         154             12,560,372.91                             8.44
 12.001 -  12.500                                         120             10,361,590.57                             6.96
 12.501 -  13.000                                         114              9,404,013.90                             6.32
 13.001 -  13.500                                          66              4,378,145.95                             2.94
 13.501 -  14.000                                          26              1,678,197.99                             1.13
 14.001 -  14.500                                          16              1,289,916.96                             0.87
 14.501 -  15.000                                           6                380,710.87                             0.26
 15.501 -  16.000                                           1                 85,721.60                             0.06
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               ORIGINAL CLTV RATIO

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
ORIGINAL CLTV RATIO (%)                             LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
   0.001 -   10.000                                         2                $61,305.34                            0.04%
  10.001 -   20.000                                         3                140,660.13                             0.09
  20.001 -   30.000                                         9                392,766.12                             0.26
  30.001 -   40.000                                        26              1,663,361.93                             1.12
  40.001 -   50.000                                        37              1,878,801.25                             1.26
  50.001 -   60.000                                        81              6,803,559.94                             4.57
  60.001 -   70.000                                       266             23,645,418.43                            15.88
  70.001 -   80.000                                       604             64,755,726.68                            43.50
  80.001 -   90.000                                       385             42,152,209.73                            28.32
  90.001 -  100.000                                        76              7,202,847.20                             4.84
 100.001 -  110.000                                         3                157,705.12                             0.11
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

                           REMAINING TERM TO MATURITY

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
REMAINING TERM TO MATURITY (MONTHS)                 LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
 1 -   60                                                  1                 $12,703.54                            0.01%
 61 - 120                                                  11                409,547.22                             0.28
121 - 180                                                  16                759,638.27                             0.51
181 - 240                                                   8                933,523.24                             0.63
241 - 300                                                 154             15,769,494.95                            10.59
301 - 360                                               1,302            130,969,454.65                            87.98
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  PROPERTY TYPE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
PROPERTY TYPE                                       LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Single Family Residence                                 1,233           $120,363,611.43                           80.86%
PUD                                                        67              9,889,130.38                             6.64
Condo                                                      62              6,947,254.20                             4.67
2 Family                                                   45              4,621,096.31                             3.10
Manufactured Housing                                       37              2,074,308.54                             1.39
3 Family                                                   13              1,919,836.25                             1.29
2-4 Family                                                 16              1,341,063.09                             0.90
4 Family                                                   13              1,333,235.37                             0.90
Townhouse                                                   5                281,589.02                             0.19
Multi-Family                                                1                 83,237.28                             0.06
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

                                OCCUPANCY STATUS

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
OCCUPANCY STATUS                                    LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Primary                                                 1,326           $137,137,620.57                           92.13%
Investment                                                154             10,406,235.60                             6.99
Secondary                                                  12              1,310,505.70                             0.88
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

                                  LOAN PURPOSE

                                                                      AGGREGATE              % OF AGGREGATE GROUP 2
                                                  NUMBER          PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                OF MORTGAGE       OUTSTANDING AS OF             OUTSTANDING AS OF
LOAN PURPOSE                                       LOANS           THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     ------------     ---------------------     ----------------------------
Refinance - Cahsout                                     577            $59,678,180.44                           40.09%
Refinance - Rate Term                                   538             45,555,982.56                            30.60
Purchase                                                377             43,620,198.87                            29.30
-------------------------------------------     ------------     ---------------------     ----------------------------
TOTAL                                                 1,492           $148,854,361.87                          100.00%
                                                ============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                               DOCUMENTATION TYPE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
DOCUMENTATION TYPE                                  LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Full                                                    1,098            $99,159,840.05                           66.62%
Stated Documentation                                      233             32,766,227.51                            22.01
Limited                                                    76              8,022,142.05                             5.39
Streamlined                                                41              3,895,697.11                             2.62
Alternate                                                  33              3,838,612.83                             2.58
No Documentation                                            4                718,531.65                             0.48
Missing                                                     7                453,310.67                             0.30
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

                               DELINQUENCY STATUS

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
DELINQUENCY STATUS                                  LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Performing                                              1,375           $138,484,764.39                           93.03%
30 Days Past Due                                           86              7,654,332.88                             5.14
Re-Performing                                              31              2,715,264.60                             1.82
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   ORIGINATOR

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
ORIGINATOR                                          LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
Aames                                                     328            $37,135,581.72                           24.95%
First Union                                               485             34,589,265.21                            23.24
New Century                                               192             17,888,401.79                            12.02
Amresco                                                   145             11,276,872.82                             7.58
Matrix Bank                                                73             11,135,756.15                             7.48
RFC                                                        61              7,380,175.08                             4.96
First Horizon                                              22              5,482,707.72                             3.68
Long Beach                                                 34              4,884,017.04                             3.28
Country Wide                                               18              4,392,451.97                             2.95
Homelender                                                 27              4,232,228.84                             2.84
Lehman                                                     16              2,117,723.39                             1.42
Laguna Capitol                                             21              1,974,564.65                             1.33
Mortgage Express                                           21              1,587,978.32                             1.07
Ocwen                                                       8                901,013.50                             0.61
Goodrich & Pennington                                      10                695,774.93                             0.47
Nations Bank                                                4                443,838.02                             0.30
Regins Mortgage                                             3                430,543.00                             0.29
Household Bank                                              3                425,653.75                             0.29
Mellon Bank                                                 4                381,153.88                             0.26
First Greensboro                                            2                238,845.05                             0.16
Impac                                                       3                195,739.35                             0.13
South Plains                                                1                189,364.57                             0.13
Life Bank                                                   2                181,182.24                             0.12
Conti                                                       1                172,808.42                             0.12
Dime                                                        2                158,092.33                             0.11
Associates                                                  1                 84,347.30                             0.06
Equivantage                                                 1                 74,398.88                             0.05
Merrill Lynch                                               1                 72,994.79                             0.05
Walsh                                                       2                 70,472.17                             0.05
IMC                                                         1                 60,414.99                             0.04
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION

                                                   NUMBER           PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF          OUTSTANDING AS OF
GEOGRAPHIC DISTRIBUTION                             LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------
California                                                270            $39,152,509.35                     26.30%
Florida                                                    97             10,000,738.55                       6.72
Illinois                                                  102              8,081,656.07                       5.43
Ohio                                                       96              7,329,678.59                       4.92
Michigan                                                   83              6,217,102.76                       4.18
Georgia                                                    52              5,705,168.71                       3.83
Arizona                                                    46              5,555,803.66                       3.73
Washington                                                 41              4,857,111.16                       3.26
Colorado                                                   30              4,790,461.47                       3.22
Texas                                                      62              4,751,756.17                       3.19
New York                                                   42              4,538,729.78                       3.05
Minnesota                                                  39              3,781,477.49                       2.54
Missouri                                                   59              3,716,201.44                       2.50
Pennsylvania                                               56              3,540,660.79                       2.38
Connecticut                                                17              3,079,581.55                       2.07
Indiana                                                    38              2,485,534.82                       1.67
New Jersey                                                 22              2,448,446.92                       1.64
Nevada                                                     27              2,158,510.48                       1.45
Utah                                                       22              2,149,078.20                       1.44
North Carolina                                             30              2,104,350.50                       1.41
Maryland                                                   12              1,998,570.32                       1.34
Hawaii                                                     10              1,990,568.82                       1.34
Massachusetts                                              14              1,949,389.81                       1.31
Virginia                                                   16              1,879,959.01                       1.26
Tennessee                                                  25              1,493,061.58                       1.00
Oregon                                                     14              1,404,239.99                       0.94
South Carolina                                             16              1,376,332.45                       0.92
Oklahoma                                                   18              1,191,473.64                       0.80
Kansas                                                     14              1,082,226.63                       0.73
Wisconsin                                                  10                741,232.44                       0.50
Iowa                                                       12                686,318.98                       0.46
Idaho                                                       8                614,690.73                       0.41
Kentucky                                                   11                608,219.11                       0.41
Nebraska                                                   10                607,720.66                       0.41
Mississippi                                                10                579,363.96                       0.39
Arkansas                                                    8                528,478.00                       0.36
District of Columbia                                        2                487,058.81                       0.33
Louisiana                                                   8                384,123.74                       0.26
New Hampshire                                               7                381,277.68                       0.26
New Mexico                                                  5                372,905.60                       0.25
Vermont                                                     5                340,591.47                       0.23
West Virginia                                               7                328,286.24                       0.22
Montana                                                     4                302,898.03                       0.20
Delaware                                                    3                293,062.19                       0.20
South Dakota                                                4                233,359.13                       0.16
Rhode Island                                                2                208,941.99                       0.14
Maine                                                       4                172,017.59                       0.12
North Dakota                                                1                131,581.91                       0.09
Alabama                                                     1                 41,852.90                       0.03
-------------------------------------------     --------------     ---------------------     ----------------------
TOTAL                                                   1,492           $148,854,361.87                    100.00%
                                                ==============     =====================     ======================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  GROSS MARGIN

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
GROSS MARGIN (%)                                    LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
            0                                               1               $189,364.57                            0.13%
   0.501 -    1.000                                         2                139,114.63                             0.09
   1.001 -    1.500                                        10                921,847.94                             0.62
   1.501 -    2.000                                         1                295,141.13                             0.20
   2.001 -    2.500                                        16              3,539,891.98                             2.38
   2.501 -    3.000                                        40              8,998,447.36                             6.05
   3.001 -    3.500                                        19              4,036,637.01                             2.71
   3.501 -    4.000                                        36              5,455,300.07                             3.66
   4.001 -    4.500                                        21              1,802,953.62                             1.21
   4.501 -    5.000                                        52              5,392,848.33                             3.62
   5.001 -    5.500                                        64              6,682,542.64                             4.49
   5.501 -    6.000                                       213             19,367,853.11                            13.01
   6.001 -    6.500                                       412             35,043,856.54                            23.54
   6.501 -    7.000                                       281             30,634,218.47                            20.58
   7.001 -    7.500                                       114             10,366,295.17                             6.96
   7.501 -    8.000                                       150             11,146,996.63                             7.49
   8.001 -    8.500                                        29              2,587,282.23                             1.74
   8.501 -    9.000                                        19              1,587,379.88                             1.07
   9.001 -    9.500                                         4                224,851.49                             0.15
   9.501 -   10.000                                         6                319,147.99                             0.21
  10.001 -   10.500                                         2                122,391.08                             0.08
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================


                              MAXIMUM INTEREST RATE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
MAXIMUM INTEREST RATE (%)                           LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
  7.501 -  10.000                                           1               $130,998.68                            0.09%
 10.001 -  12.500                                          32              6,404,789.10                             4.30
 12.501 -  15.000                                         161             25,596,349.51                            17.20
 15.001 -  17.500                                         957             91,185,281.62                            61.26
 17.501 -  20.000                                         323             24,181,696.39                            16.25
 20.001 -  22.500                                          18              1,355,246.57                             0.91
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                              MINIMUM INTEREST RATE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
MINIMUM INTEREST RATE (%)                           LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
   0.501 -   1.000                                         1                $55,715.85                            0.04%
   1.001 -   1.500                                         1                 35,272.24                             0.02
   1.501 -   2.000                                         3                533,370.54                             0.36
   2.001 -   2.500                                        15              3,321,085.51                             2.23
   2.501 -   3.000                                        36              8,171,306.12                             5.49
   3.001 -   3.500                                        18              4,153,320.70                             2.79
   3.501 -   4.000                                        17              3,438,530.39                             2.31
   4.001 -   4.500                                         1                117,173.95                             0.08
   4.501 -   5.000                                         6                583,227.38                             0.39
   5.001 -   5.500                                        10                991,905.07                             0.67
   5.501 -   6.000                                        23              1,747,696.38                             1.17
   6.001 -   6.500                                       142              9,593,719.68                             6.45
   6.501 -   7.000                                        73              5,187,150.36                             3.48
   7.001 -   7.500                                        26              2,838,120.28                             1.91
   7.501 -   8.000                                        51              4,531,839.83                             3.04
   8.001 -   8.500                                        50              4,214,854.34                             2.83
   8.501 -   9.000                                       111             12,783,488.79                             8.59
   9.001 -   9.500                                       131             13,481,755.63                             9.06
   9.501 -  10.000                                       236             23,379,164.67                            15.71
  10.001 -  10.500                                       114             12,333,841.78                             8.29
  10.500 -  11.000                                       129             14,357,585.74                             9.65
  11.000 -  11.500                                        68              5,807,641.16                             3.90
  11.500 -  12.000                                        69              5,525,282.81                             3.71
  12.000 -  12.500                                        54              4,066,302.11                             2.73
  12.500 -  13.000                                        57              4,128,039.29                             2.77
  13.000 -  13.500                                        22              1,404,232.94                             0.94
  13.500 -  14.000                                        16              1,117,277.67                             0.75
  14.000 -  14.500                                         8                692,840.07                             0.47
  14.500 -  15.000                                         3                176,898.99                             0.12
  15.500 -  16.000                                         1                 85,721.60                             0.06
-------------------------------------------   --------------     ---------------------     ----------------------------
TOTAL                                                  1,492           $148,854,361.87                          100.00%
                                              ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           INITIAL RATE ADJUSTMENT CAP

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
INITIAL RATE ADJUSTMENT CAP (%)                     LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
1.000                                                     460            $36,710,797.56                           24.66%
1.500                                                     385             35,193,363.25                            23.64
2.000                                                     118             17,671,992.93                            11.87
3.000                                                     507             54,313,040.41                            36.49
5.000                                                      15              4,351,442.31                             2.92
5.500                                                       1                145,720.39                             0.10
6.250                                                       1                 49,591.23                             0.03
6.500                                                       2                 81,402.20                             0.05
7.000                                                       1                 63,034.83                             0.04
7.500                                                       1                171,817.10                             0.12
7.550                                                       1                102,159.66                             0.07
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================


                          PERIODIC RATE ADJUSTMENT CAP

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
PERIODIC RATE ADJUSTMENT CAP (%)                    LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
1.000                                                   1,025            $98,319,502.75                           66.05%
1.500                                                     378             33,381,106.22                            22.43
2.000                                                      72             15,588,937.55                            10.47
3.000                                                      16              1,392,998.25                             0.94
7.500                                                       1                171,817.10                             0.12
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                            NEXT RATE ADJUSTMENT DATE

                                                                        AGGREGATE              % OF AGGREGATE GROUP 2
                                                   NUMBER           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                 OF MORTGAGE        OUTSTANDING AS OF             OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE                           LOANS            THE CUT-OFF DATE             THE CUT-OFF DATE
-------------------------------------------     --------------     ---------------------     ----------------------------
September 2001                                             34             $4,652,572.87                            3.13%
October 2001                                               64              6,665,866.21                             4.48
November 2001                                             109              9,724,098.24                             6.53
December 2001                                             172             14,839,939.89                             9.97
January 2002                                               84              7,892,567.10                             5.30
February 2002                                              56              5,674,010.70                             3.81
March 2002                                                 14              2,517,213.90                             1.69
April 2002                                                  9              1,706,384.10                             1.15
May 2002                                                   12              1,374,211.72                             0.92
June 2002                                                  10              1,504,738.56                             1.01
July 2002                                                  13              1,005,084.37                             0.68
August 2002                                                15              1,111,717.81                             0.75
September 2002                                             21              1,844,252.27                             1.24
October 2002                                               58              4,833,198.83                             3.25
November 2002                                              53              3,643,010.59                             2.45
December 2002                                              45              4,110,265.52                             2.76
January 2003                                               45              3,234,638.05                             2.17
February 2003                                              22              3,444,272.32                             2.31
March 2003                                                 40              5,919,051.27                             3.98
April 2003                                                 36              4,403,870.31                             2.96
May 2003                                                   40              6,306,037.71                             4.24
June 2003                                                  38              4,746,809.99                             3.19
July 2003                                                  27              2,304,049.54                             1.55
August 2003                                                29              2,368,940.39                             1.59
September 2003                                             19              1,554,237.88                             1.04
October 2003                                               15                956,059.42                             0.64
November 2003                                              26              1,885,096.98                             1.27
December 2003                                              33              1,962,426.00                             1.32
January 2004                                               49              4,340,640.75                             2.92
February 2004                                              33              2,868,584.64                             1.93
March 2004                                                 62              5,045,144.49                             3.39
April 2004                                                 82              7,763,809.90                             5.22
May 2004                                                   52              4,337,496.59                             2.91
June 2004                                                  33              3,010,450.25                             2.02
July 2004                                                   7                616,808.06                             0.41
August 2004                                                 3                141,211.58                             0.09
December 2004                                               1                298,446.89                             0.20
February 2005                                               1                 87,979.62                             0.06
April 2005                                                  2                616,648.63                             0.41
July 2005                                                   1                417,738.21                             0.28
October 2005                                                1                330,263.22                             0.22
November 2005                                               5              1,166,996.94                             0.78
December 2005                                               3                820,414.81                             0.55
January 2006                                                3                781,556.25                             0.53
February 2006                                               2                479,078.49                             0.32
April 2006                                                  2                604,420.20                             0.41
June 2006                                                   1                430,539.53                             0.29
October                                                     2                700,797.54                             0.47
2007
November 2007                                               5                975,389.93                             0.66
December 2007                                               3                835,322.81                             0.56
-------------------------------------------     --------------     ---------------------     ----------------------------
TOTAL                                                   1,492           $148,854,361.87                          100.00%
                                                ==============     =====================     ============================

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

               ---------------------------------------------------------------------------------------------------
               CLASS A-IO                       0%            75%          100%          125%           150%
               ---------------------------------------------------------------------------------------------------
               WAL (yrs.)                      1.61          1.61          1.61          1.61           1.61
               Modified Duration               0.79          0.79          0.79          0.79           0.79
               First Principal Payment      N/A - N/A      N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A
               Date
               Last Principal Payment       N/A - N/A      N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A
               Date
               Principal Window (mths.)     N/A - N/A      N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A

               ---------------------------------------------------------------------------------------------------
               CLASS A-1A                       0%            75%          100%          125%           150%
               ---------------------------------------------------------------------------------------------------
               WAL (yrs.)                     15.98          3.25          2.37          1.77           1.32
               Modified Duration              11.02          2.86          2.14          1.63           1.24
               First Principal Payment       9/25/01        9/25/01       9/25/01       9/25/01       9/25/01
               Date
               Last Principal Payment        2/25/28       12/25/10       8/25/08       2/25/07       1/25/06
               Date
               Principal Window (mths.)        318            112           84            66             53

               ---------------------------------------------------------------------------------------------------
               CLASS M-1                        0%            75%          100%          125%           150%
               ---------------------------------------------------------------------------------------------------
               WAL (yrs.)                     23.06          6.00          4.70          4.18           4.21
               Modified Duration              11.34          4.67          3.85          3.52           3.55
               First Principal Payment       3/25/19        9/25/04      12/25/04       3/25/05       7/25/05
               Date
               Last Principal Payment        2/25/28       12/25/10       8/25/08       2/25/07       1/25/06
               Date
               Principal Window (mths.)        108            76            45            24             7

               ---------------------------------------------------------------------------------------------------
               CLASS M-2                        0%            75%          100%          125%           150%
               ---------------------------------------------------------------------------------------------------
               WAL (yrs.)                     23.06          6.00          4.65          4.02           3.82
               Modified Duration              10.95          4.61          3.77          3.36           3.23
               First Principal Payment Date 3/25/19        9/25/04      10/25/04      12/25/04       2/25/05
               Last Principal Payment Date  2/25/28       12/25/10       8/25/08       2/25/07       1/25/06
               Principal Window (mths.)        108            76            47            27             12

               ---------------------------------------------------------------------------------------------------
               CLASS B-1                        0%            75%          100%          125%           150%
               ---------------------------------------------------------------------------------------------------
               WAL (yrs.)                     23.06          6.00          4.61          3.91           3.57
               Modified Duration              10.53          4.54          3.70          3.24           3.01
               First Principal Payment Date 3/25/19        9/25/04       9/25/04      10/25/04       11/25/04
               Last Principal Payment Date  2/25/28       12/25/10       8/25/08       2/25/07       1/25/06
               Principal Window (mths.)        108            76            48            29             15

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
$313,147,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

               ----------------------------------------------------------------------------------------------------
               CLASS A- IO                       0%            75%          100%           125%          150%
               ----------------------------------------------------------------------------------------------------
               WAL (yrs.)                       1.61          1.61          1.61           1.61          1.61
               Modified Duration                0.79          0.79          0.79           0.79          0.79
               First Principal Payment Date   N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A      N/A - N/A
               Last Principal Payment Date    N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A      N/A - N/A
               Principal Window (mths.)       N/A - N/A     N/A - N/A     N/A - N/A     N/A - N/A      N/A - N/A

               ----------------------------------------------------------------------------------------------------
               CLASS A-1A                        0%            75%          100%           125%          150%
               ----------------------------------------------------------------------------------------------------
               WAL (yrs.)                       16.08         3.54          2.61           1.97          1.49
               Modified Duration                11.05         3.04          2.30           1.78          1.37
               First Principal Payment Date    9/25/01       9/25/01       9/25/01       9/25/01        9/25/01
               Last Principal Payment Date     9/25/30       6/25/21       5/25/17       11/25/14       7/25/12
               Principal Window (mths.)          349           238           189           159            131

               ----------------------------------------------------------------------------------------------------
               CLASS M-1                         0%            75%          100%           125%          150%
               ----------------------------------------------------------------------------------------------------
               WAL (yrs.)                       23.27         6.56          5.18           4.57          4.54
               Modified Duration                11.37         4.93          4.12           3.76          3.77
               First Principal Payment Date    3/25/19       9/25/04      12/25/04       3/25/05        7/25/05
               Last Principal Payment Date    12/25/29       7/25/16       8/25/13       3/25/11        6/25/09
               Principal Window (mths.)          130           143           105            73            48

               ----------------------------------------------------------------------------------------------------
               CLASS M-2                         0%            75%          100%           125%          150%
               ----------------------------------------------------------------------------------------------------
               WAL (yrs.)                       23.25         6.50          5.06           4.35          4.09
               Modified Duration                10.98         4.84          4.00           3.56          3.41
               First Principal Payment Date    3/25/19       9/25/04      10/25/04       12/25/04       2/25/05
               Last Principal Payment Date     9/25/29       5/25/15       9/25/12       6/25/10       10/25/08
               Principal Window (mths.)          127           129           96             67            45

               ----------------------------------------------------------------------------------------------------
               CLASS B-1                         0%            75%          100%           125%          150%
               ----------------------------------------------------------------------------------------------------
               WAL (yrs.)                       23.17         6.26          4.82           4.07          3.71
               Modified Duration                10.55         4.66          3.81           3.34          3.10
               First Principal Payment Date    3/25/19       9/25/04       9/25/04       10/25/04      11/25/04
               Last Principal Payment Date     4/25/29       1/25/14       2/25/11       2/25/09        9/25/07
               Principal Window (mths.)          122           113           78             53            35


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer please contact your First Union Securities, Inc. Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.